UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 9, 2007 (March 5, 2007)

Interactive Intelligence, Inc.
(Exact name of registrant as specified in its charter)

Indiana (State or Other Jurisdiction of Incorporation)	000-27385 (Commission File Number)	35-1933097 (IRS Employer Identification No.)

	7601 Interactive Way Indianapolis, IN (Address of Principal Executive Offices)	46278 (Zip Code)

317-872-3000 (Registrant’s telephone number, including area code)

Not Applicable (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Departure of a Named Executive Officer.

On March 5, 2007, Jeremiah J. Fleming, Vice President of Business Development, notified Interactive Intelligence, Inc. (the “Company”) that he was terminating his employment with the Company. On March 7, 2007, Mr. Fleming and the Company entered into a Separation and Release Agreement (the “Agreement”) whereby Mr. Fleming would voluntarily resign his employment with the Company effective March 6, 2007. Mr. Fleming has been employed with the Company in various executive positions for ten years and is designated as a Named Executive Officer, as defined in Item 402(a)(3) of Regulation S-K of the Securities Exchange Act of 1934, as amended.

In connection with Mr. Fleming’s departure from the Company, the Employment Agreement dated as of March 1, 1997, as amended by that certain Employment Agreement Amendment A, dated as of May 14, 1999, and by that certain Second Amendment to Employment Agreement, dated as of February 23, 2000 (together, “the Employment Agreements”) between Mr. Fleming and the Company terminated effective March 6, 2007, other than certain provisions, including, but not limited to, the provisions governing Mr. Fleming’s covenant not to compete, covenant not to disclose confidential information, remedies, inventions and surrender records, that by their terms survive termination of employment.  The Employment Agreements were previously filed with the Securities and Exchange Commission.

Pursuant to the terms of the Agreement, the Company will pay to Mr. Fleming his base salary through March 6, 2007. In addition, the Company will pay Mr. Fleming severance compensation in the amount of $175,000 in a single lump-sum payment, less applicable payroll tax deductions and withholdings.

The foregoing description of the Agreement is qualified in its entirety by reference to the full text of the Separation and Release Agreement, which is filed as Exhibit 10.17 with this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits:

  The following item is filed as an exhibit to this current report on Form 8-K:

10.17	Separation and Release Agreement between the Company and Jeremiah J. Fleming, dated as of March 7, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Interactive Intelligence, Inc. (Registrant)

Date: March 9, 2007	By:	/s/ Stephen R. Head
Stephen R. Head Chief Financial Officer, Vice President of Finance and Administration, Secretary and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
10.17	Separation and Release Agreement between the Company and Jeremiah J. Fleming, dated as of March 7, 2007